Exhibit 10.16
EXECUTION VERSION
Joinder Agreement
This JOINDER AGREEMENT, dated as of August 6, 2008 is delivered pursuant to Section 15 of the First Priority Pledge and Security Agreement and Irrevocable Proxy, dated as of June 4, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their Affiliates from time to time parties thereto as Grantors, GMAC, LLC (“GMAC”), as Lender and Lender Agent, and Wells Fargo Bank, N.A., as First Priority Collateral Agent (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge and Security Agreement. Reference is made to that certain Amended and Restated Operating Agreement of Marbella Lakes Associates, LLC, dated the date hereof (the “Operating Agreement”), by and between Equity Investment IV, LLC (the “New Equity Pledgor”) and Naples Associates III, LLC (“GL”), pursuant to which GL will be admitted as a member with a 33.33% interest in Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC) (“Marbella”).
By executing and delivering this Joinder Agreement, the New Equity Pledgor, as provided in Section 15 of the Pledge and Security Agreement, agrees that it shall, effective on the date hereof immediately upon the execution and delivery of the Operating Agreement and the admission of GL as a member of Marbella thereunder, automatically become a party to the Pledge and Security Agreement as an Equity Pledgor thereunder with the same force and effect as if originally named as an Equity Pledgor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to the First Priority Collateral Agent for the benefit of the Lender Parties, and grants to the First Priority Collateral Agent for the benefit of the Lender Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the New Equity Pledgor described in Annex A and expressly assumes all obligations and liabilities of an Equity Pledgor thereunder. The New Equity Pledgor hereby agrees to be bound as an Equity Pledgor for the purposes of the Pledge and Security Agreement.
In addition to the foregoing, the New Equity Pledgor hereby agrees to be bound by the terms and conditions of the Intercreditor Agreement and the Loan Agreement (each as defined under the Pledge and Security Agreement, and as amended, supplemented, amended and restated or otherwise modified from time to time) as if it had signed as an Obligor thereunder.
The information set forth in Annex B is hereby added to the information set forth in Schedules I through XI and Attachment I to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the New Equity Pledgor hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Obligations.
The New Equity Pledgor hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
Joinder Agreement — Equity Investment IV

The New Equity Pledgor hereby further represents, warrants and covenants that it will not Transfer any of its assets (after giving effect, for the avoidance of doubt, to the admission of GL as a member of Marbella under the Operating Agreement) without the express written consent of GMAC.
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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

EQUITY INVESTMENT IV, LLC
By:	/s/ Donald V. Pierce
Name: Donald V. Pierce
Title: Vice President

ACKNOWLEDGED AND AGREED
as of the date first above written:

GMAC, LLC as Lender Agent

By: /s/ David C. Walker
Name: David C. Walker
Title: Group VP/Treasurer

WELLS FARGO BANK, N.A., as First Priority Collateral Agent

By: /s/ Alfia Monastra Name: Alfia Monastra
Title: Vice President

WELLS FARGO BANK, N.A., as Collateral Control Agent

By: /s/ Alfia Monastra Name: Alfia Monastra
Title: Vice President
Joinder Agreement — Equity Investment IV

ACKNOWLEDGED AND AGREED FOR
PURPOSES OF THE LOAN AGREEMENT
as of the date first above written:

GMAC MORTGAGE, LLC

By: /s/ Melissa White Name: Melissa White
Title: Assistant Treasurer

RESIDENTIAL FUNDING COMPANY, LLC

By: /s/ Donald V. Pierce Name: Donald V. Pierce
Title: Vice President
Joinder Agreement — Equity Investment IV

ANNEX A
TO JOINDER AGREEMENT
Description of Collateral
As used in the Joinder Agreement to which this Annex A is attached, the “Collateral” of the Equity Pledgor executing this Joinder Agreement shall mean with respect to such Equity Pledgor:
All of such Equity Pledgor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
     (a) all Pledged Shares of each Pledged Share Issuer identified in Item A of Attachment I to the Pledge and Security Agreement;
     (b) all other Pledged Shares issued by any Pledged Share Issuer and pledged hereunder by any Equity Pledgor from time to time;
     (c) all promissory notes, if any, of each Pledged Note Issuer identified in Item D of Attachment I to the Pledge and Security Agreement;
     (d) all other Pledged Notes, if any, issued by any Pledged Note Issuer from time to time;
     (e) all Pledged Note Liens, if any;
     (f) all Pledged Interests of each Pledged Interest Issuer identified in Item B of Attachment I to the Pledge and Security Agreement (including, without limitation, the Pledged Interests described in Annex B hereto);
     (g) all other Pledged Interests issued by any Pledged Interest Issuer and pledged hereunder by any Equity Pledgor from time to time;
     (h) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Shares or Pledged Interests;
     (i) all Deposit Accounts and all Property deposited or carried therein or credited thereto; and
     (j) all Securities Accounts and all Property (including all Investment Property and Financial Assets) deposited or carried therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited to such Securities Accounts;
together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the
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loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing;
provided that, notwithstanding the foregoing, the “Collateral” described in this Annex A shall not include Excluded Assets. The Equity Pledgor shall, from time to time, execute and deliver to the Lender Agent, as the Lender Agent may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Lender Agent reasonably deems necessary or advisable to ensure a first priority, perfected security interest in all or any portion of the Collateral.
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ANNEX B
TO JOINDER AGREEMENT
Updated Information to Schedules I-XI and Attachment I
to Pledge and Security Agreement and Irrevocable Proxy
     1. Schedule I to the Pledge and Security Agreement is amended by the addition of the following:
EQUITY INVESTMENT IV, LLC
Jurisdiction of Formation: Delaware
FEIN: 93-0891336
State organization ID number: 4572829
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
     2. Schedule III to the Pledge and Security Agreement is amended by the addition of the following to Section 1 thereto:
EQUITY INVESTMENT IV, LLC
Prior names: None
     3. Schedule VII to the Pledge and Security Agreement is amended by the addition of the following:

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)
Equity Investment IV, LLC	Marbella Lakes Associates, LLC	Delaware
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     4. Schedule XI to the Pledge and Security Agreement is amended by the addition of the following, under the heading “Equity Pledgors”:
Equity Investment IV, LLC One Meridian Crossings Suite 100 Minneapolis, MN 55423 Attn: John Peterson Phone: (952) 857-7539 Fax: (952) 921-4230 Email: john.peterson@gmacrescap.com
     5. Attachment I to the Pledge and Security Agreement is amended by the addition of the following to Item B thereto:

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interests	by Pledgor	Pledgor	Pledgor Pledged
Marbella Lakes	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%
Associates, LLC
(f/k/a DOA Properties VIII (Marbella Lakes), LLC)
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